             THIRD AMENDMENT TO FORBEARANCE AGREEMENT AND AMENDMENT
             ------------------------------------------------------

     This Third Amendment to Forbearance Agreement and Amendment is entered into as of June 26, 1997 by and between

     BankBoston, N.A., formerly known as The First National Bank of Boston (hereinafter, the "BANK"), a national banking association, having a principal place of business at 100 Federal Street, Boston, Massachusetts;

     BancBoston Leasing Inc. (hereinafter, "BBL"), a Massachusetts corporation having a principal place of business at 100 Federal Street, Boston, Massachusetts;

     Centennial Technologies, Inc. (hereinafter, the "Borrower") a corporation organized under the laws of the State of Delaware, having a principal place of business at 7 Lopez Road, Wilmington, Massachusetts;

     NCT, Inc. (hereinafter, "NCT"), a corporation organized under the laws of the Commonwealth of Massachusetts, having a principal place of business at 7 Lopez Road, Wilmington, Massachusetts;

     Century Electronics Manufacturing, inc. (f/k/a Century Industries, Inc.) (hereinafter, "CENTURY") , a corporation organized under the laws of the State of Delaware, having a principal place of business at 7 Lopez Road, Wilmington, Massachusetts; and

     Design Circuits, Inc. (hereinafter "DCI"), a corporation organized under the laws of the Commonwealth of Massachusetts, having a principal place of business at 374 Turnpike Road, Southborough, Massachusetts in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                                   WITNESSETH:
                                   -----------

     1. BACKGROUND. On March 18, 1997, the Bank, BBL, and the Obligors entered into a certain Forbearance Agreement and Amendment with respect to the obligors' obligations under the Loan Agreement, their respective Guaranties and the Master Lease Agreement, which Forbearance Agreement and Amendment was amended by a First Amendment to Forbearance Agreement dated as of April 18, 1997 and a Second Amendment to Forbearance Agreement dated June 4, t997 (collectively, the "ORIGINAL AGREEMENT"). The Bank, BBL and the Obligors desire to modify the Original Agreement on the terms set forth herein.

     2. DEFINITIONS. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Original Agreement.

     3.   OUTSTANDING OBLIGATIONS.
          -----------------------

          (a) The Borrower and each of the Guarantors (individually, each an "OBLIGOR" and collectively, the "OBLIGORS") acknowledge and agree that they are jointly and severally obligated to the Bank to pay the Obligations and that as of June , 1997, the Obligations consist of:

               Principal:                               $4,748,796.27
               Interest through June 26, 1997:          $   36,072.33

          plus interest hereafter accruing, costs, and expenses, including, without limitation, reasonable attorneys' fees, consultants' fees, and commercial finance examination fees.

          (b) The Borrower acknowledges and agrees that Schedule 1 hereto accurately reflects the original cost of the property subject to the Master Lease Agreement and schedules thereto, which is presently owned by BBL.

          (c) The Obligors further acknowledge and agree that none of them have any offsets, defenses, or counterclaims (i) against the Bank with respect to the Loan Agreement, the Guaranties, the other Loan Documents, or otherwise, or (ii) against BBL with respect to the Master Lease Agreement, or otherwise, and to the extent that any such offsets, defenses or counterclaims may exist, the Obligors each hereby WAIVE and RELEASE same. The Obligors shall execute and deliver to the Bank and BBL suck releases as the Bank or BBL may request tO confirm the foregoing.

          (d) The Obligers each ratify and confirm that their respective obligations to the Bank (as modified hereby), including, without limitation, those under the Loan Agreement and the Guaranties, are secured by the Collateral and the Guarantor Assets.

          (e) The Borrower ratifies and confirms that its obligations to BBL are secured by the Collateral.


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


     4. FORBEARANCE BY BANK. The provisions of Section 4 of the Original Agreement are hereby amended by deleting the date June 30, 1997 appearing in clause (i) and substituting the date July 31, 1997 in its stead.

     5. AMENDMENTS TO LOAN DOCUMENTS. From and after the date hereof, the Loan Documents are hereby amended as follows (which amendment shall survive the expiration of the Forbearance Period):

          (a) Section 1.i of the Loan Agreement is hereby amended by deleting the definition of "Borrowing Base" in its entirety and substituting the following in its stead:

               BORROWING BASE. ON ANY DATE OF DETERMINATION THEREOF, THE LESSER
               OF

               (a) $2,000,000, MINUS THE AGGREGATE FACE AMOUNT OF ALL OUTSTANDING LETTERS OF CREDIT, IN THE AMOUNTS ORIGINALLY ISSUED OR AS REDUCED PURSUANT TO THEIR TERMS, WHICH ARE EITHER OUTSTANDING OR WHICH HAVE BEEN DRAWN AND PAID BY THE BANK BUT NOT REIMBURSED BY THE BORROWER, OR

               (b) THE SUM OF (i) 80% OF ELIGIBLE ACCOUNTS AND (ii) THE LESSER OF (A) 35% OF ELIGIBLE INVENTORY AND (B) $2,000,000 (OR SUCH LESSER PERCENTAGES OR AMOUNTS AS THE BANK MAY IN ITS REASONABLE DISCRETION, DETERMINE FROM TIME TO TIME UPON THIRTY DAYS WRITTEN NOTICE TO THE BORROWER), MINUS THE SUM OF (i) $2,000,000 AND (ii) THE AGGREGATE FACE AMOUNT OF ALL OUTSTANDING LETTERS OF CREDIT, IN THE AMOUNTS ORIGINALLY ISSUED OR AS REDUCED PURSUANT TO THEIR TERMS, WHICH ARE EITHER OUTSTANDING OR WHICH HAVE BEEN DRAWN AND PAID BY THE BANK BUT NOT REIMBURSED BY THE BORROWER.

          (b) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Maximum Commitment" in its entirety and substituting the following in its stead:

               MAXIMUM COMMITMENT. $2,000,000 OR ANY LESSER AMOUNT, INCLUDING ZERO, RESULTING FROM A TERMINATION OR REDUCTION OF SUCH AMOUT IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.

          (c) Section 1.1 of the Loan Agreement is hereby amended by deleting clauses (ii) and (iii) of the definition of "Subsidiary Guarantees" in their entirety.

          (d) Section 1.1 of :he Loan Agreement is hereby amended by deleting clauses (ii) and (iii) of the


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




               definition of "Subsidiary Security Agreements" in their entirety.

          (e) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Subsidiary Stock Pledge Agreement" in its entirety.

          (f) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "U.K. Security Documents" in its entirety.

          (g) The Loan Agreement is hereby amended by deleting Section 2.7 in its entirety and substituting the following in its stead:

               52.7 INTEREST RATE AND PAYMENT OF INTEREST . SO LONG AS EVENT OF DEFAULT IS CONTINUING, EACH BASE RATE LOAN SHALL BEAR INTEREST FOR THE PERIOD COMMENCING WITH THE DRAWDOWN DATE THEREOF AND ENDING ON THE LAST DAY OF THE INTEREST PERIOD WITH RESPECT THERETO AT A RATE PER ANNUM EQUAL TO THE AGGREGATE OF THE BASE RATE AND THREE PERCENT (3%). AT THE OPTION OF THE BANK, AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT, AMOUNTS PAYABLE UNDER ANY OF THE LOAN DOCUMENTS SHALL BEAR INTEREST (COMPOUNDED MONTHLY AND PAYABLE ON DEMAND IN RESPECT OF OVERDUE AMOUNTS) AT A RATE PER ANNUM WHICH IS EQUAL THE AGGREGATE OF THE BASE RATE AND FIVE PERCENT (5%) UNTIL SUCH AMOUNT IS PAID IN FULL OR (AS THE CASE MAY BE) SUCH EVENT OF DEFAULT HAS BEEN CURED OR WAIVED IN WRITING BY THE BANK (AFTER AS WELL AS BEFORE JUDGMENT).

          The Bank agrees that the foregoing default rate is not presently in effect and shall not be charged until the earlier of (i) the occurrence of any Termination Event, or (ii) the expiration of The Forbearance Period, for periods following such event.

          (h) Section 6.9 of the Loan Agreement is hereby amended by adding the following clause at the end of clause (iii) thereof:

               AND (IV) INVESTMENTS CONSISTING OF LOANS TO ITS SUBSIDIARY, ITP, IN AN AMOUNT NOT TO EXCEED $673,000, PLUS THE LESSER OF (A) $50,000 PER WEEK, COMMENCING WITH THE WEEK ENDING JUNE 27, 1997, OR (B) $200,000 IN THE AGGREGATE.

     6.   RELEASE OF CERTAIN GUARANTOR'S ASSETS.
          --------------------------------------

               Contemporaneously herewith, DCI is entering into a financing arrangement with Congress Financial, the proceeds of which shall be utilized, in part, to repay indebtedness due from DCI to the Borrower and to purchase certain of the equipment leased by BBL to the Borrower and utilized by DCI. A portion of the


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          proceeds received by the Borrower shall be paid to the Bank and BBL to reduce the Borrower's Obligations to each of them. In connection with such financing, DCI and Century have requested that the Bank release its security interest in the assets of DCI and Century and release DCI and Century from their Guaranties and that BBL transfer title to the agreed upon equipment to the Borrower. Upon the receipt of the following amounts by the Bank and BBL, tke Bank shall release its security interest in the assets of DCI and Century and the Guaranties of DCI and Century and BBL shall transfer title to such equipment to the Borrower.

               To Be Applied to the Borrower's Obligations to Bank:
          $3,298,624.15 (plus such additional amounts, if any, as may be necessary to reduce the Borrower's Obligations to $1,900,000.00)

               To Be Applied to BBL Lease Obligations:    $1,042,682.85

               Upon receipt of the amounts set forth above, the Bank will (a) execute and deliver all necessary discharges, releases and other documents that may be necessary to release (i) any security interest held by the Bank in and to the Guarantors' assets, and (ii) the Guaranties, and (b) release the original stock certificates of DCI and 3,928,000 of the shares of Century which have been pledged to the Bank, and BBL shall execute such documentation as may be necessary to transfer title to the agreed upon equipment to the Borrower.

     7.   AMENDMENT TO CONDITIONS TO FORBEARANCE.
          ---------------------------------------

          The Conditions to Forbearance set forth in the Original Agreement are hereby amended as follows:

          (a) The provisions of Paragraph 6(h) of the Original Agreement are hereby deleted in their entirety.

          (b) The existing Intercompany Note from DCI payable to the Borrower shall be replaced by a new Intercompany Note in the principal sum of $2,891,125.00 on terms reasonably acceptable to the Bank. The new Intercompany Note shall continue to be collaterally assigned to the Bank and BBL as further security for the Obligations and the Master Lease Agreement.

          (c) In consideration of the Bank's entering into this Third Amendment, upon the execution hereof, the

               Borrower shall pay the Bank the sum of Two Thousand Five Hundred and no/100 Dollars ($2,500.00) as a forbearance fee. Such fee shall be fully earned upon payment and shall not be subject to refund or rebate under any circumstances. The forbearance fee shall not be applied in reduction of the principal, interest or other amounts due in connection with the loan arrangement.

          (d) Upon the execution hereof, the Borrower shall pay all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees, consultants' fees, and commercial finance examination fees, which have been incurred by the Bank and BBL in connection with its loan and lease arrangements with the Borrower.

          (e) During the Forbearance Period, the Borrower (a) shall not permit its tangible net worth (determined in accordance with generally accepted accounting principles) to be less than $29,000,000 at any time, and (b) shall not incur a loss (determined in accordance with generally accepted accounting principles) during any calendar month in excess of $250,000.00.

          (f) All other Conditions to Forbearance set forth in the Original Agreement remain in full force and effect.

     8.   GENERAL.
          --------

          (a) This Agreement shall be binding upon each Obligor and such Obligor's successors, and assigns and shall enure to the benefit of BBL, the Bank and BBL's and the Bank's successors and assigns. In the event that BBL or the Bank assigns or transfers its rights under this Agreement, the assignee shall thereupon succeed to and become vested with all rights, powers, privileges, and duties of BBL or the Bank hereunder and BBL or the Bank shall thereupon be discharged and relieved from its duties and obligations hereunder.

          (b) Any determination that any provision of this Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

          (c) No delay or omission by BBL or the Bank in exercising or enforcing any of BBL's or the Bank's rights and remedies shall operate as, or constitute, a waiver thereof. No waiver by BBL or the Bank of any of BBL's or the Bank's rights and remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver.

          (d) This Agreement and all other documents, instruments, and agreements executed in connection herewith incorporate all discussions and negotiations between the Obligors, BBL and the Bank, either express or implied, concerning the matters included herein and in such other instruments, any custom, usage, or course of dealings to the contrary notwithstanding. No such discussions, negotiations, custom, usage, or course of dealings shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Agreement or of any provision of any other agreement between any Obligor and BBL or the Bank shall be effective unless executed in writing by the party to be charged with such modification, amendment and waiver, and if such party be BBL or the Bank, then by a duly authorized officer thereof.

          (e) Except as modified hereby, all terms and conditions of the Original Agreement, the Master Lease Agreement, Loan Agreement, the Guaranties, and other Loan Documents remain in full force and effect. Without limiting the foregoing, the parties acknowledge that the Forbearance Period will expire, unless sooner terminated, on July 31, 1997. The Bank and BBL are not hereby waiving any Defaults, Events of Default or rights and remedies which exist under the Master Lease Agreement or the Loan Documents and the Bank and BBL reserve the right upon expiration of the Forbearance Period to undertake such action as a result of such Defaults and Events of Default as the Bank or BBL may determine. In particular, without limiting the generality of the foregoing, the Bank and BBL have not waived any Defaults or Events of Default, or the respective rights and remedies of the Bank and/or BBL arising as a result thereof, which may have occurred as a resu1t of any misrepresentation made by or on behalf of any one or more of the Obligors.

          (f) This Agreement and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the laws of The Commonwealth of Massachusetts. The Obligors each submit to the jurisdiction of the Courts of said Commonwealth for all purposes with respect to this Agreement and the Obligors' relationship with the Bank and BBL.

          (g) Each Obligor makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Bank and BBL, in entering into the within Forbearance Agreement, is relying thereon. EACH OBLIGOR, TO THE EXTENT OTHERWISE ENTITLED THERETO, HEREBY IRREVOCABLY WAIVES PRESENT OR FUTURE RIGHT OF THAT OBLIGOR TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE BANK OR BBL IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE BANK OR BBL OR IN WHICH THE BANK OR BBL IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF, ANY RELATIONSHIP BETWEEN THE BORROWER OR ANY SUCH PERSON AND THE BANK OR BBL.

          (h) Each Obligor shall execute such instruments and documents as BBL and the Bank may from time to time request in connection with the Master Lease Agreement, Loan Agreement, the Guaranties, the Loan Documents, the within Agreement and the arrangements contemplated hereby.

     It is intended that this Agreement take effect as a sealed instrument.



CENTENNIAL TECHNOLOGIES, INC.           DESIGN CIRCUITS, INC.


By: /s/ Eugene M. Bullis                By: /s/ Donald R. Peck
   ----------------------------------      -------------------------------------

Print Name: Eugene M. Bullis            Print Name:  Donald R. Peck
           --------------------------               ----------------------------

Title: Chief Financial Officer          Title: Treasurer and Clerk
      -------------------------------         ----------------------------------



CENTURY ELECTRONICS                     NCT, INC.
MANUFACTURING, INC.

By: /s/ Donald R. Peck                 By: /s/ Donald R. Peck
   ----------------------------------     --------------------------------------

Print Name: Donald R. Peck              Print Name:  Donald R. Peck
           --------------------------               ----------------------------

Title: Secretary and Treasurer         Title:  President
      -------------------------------         ----------------------------------



AGREED AND ACCEPTED BY:

BANKBOSTON, N.A. f/k/a
THE FIRST NATIONAL BANK OF BOSTON



By: /s/ Ron R. Ferguson
   ----------------------------------

Print Name: Ron R. Ferguson
           --------------------------

Title: Vice President
      -------------------------------

BANCBOSTON LEASING INC.


By:/s/ Ron R. Ferguson
   ----------------------------------

Print Name: Ron R. Ferguson
           --------------------------

Title: V. P.
      -------------------------------